Kirkpatrick & Lockhart LLP                        1800 Massachusetts Avenue, NW
                                                  Second Floor
                                                  Washington, DC 20036-1800
                                                  202.778.9000
                                                  www.kl.com


                                September 1, 2000

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549

Attention:  Christian Sandoe

Re:        Fidelity Covington Trust (the trust):
           Fidelity Real Estate High Income Fund II (the fund)
           File No.  811-7319

Ladies and Gentlemen:

      On behalf of the above referenced fund, transmitted herewith for filing pursuant to Rule 14a-6(a) of Regulation 14A under the Securities Exchange Act of 1934 is a preliminary copy of the Notice, Proxy Statement, and Form of Proxy to be sent to shareholders of the fund in connection with a Special Meeting of Shareholders of the fund to be held on November 15, 2000. Pursuant to Rule 14a-3(c), the required informational copy of the fund's Annual Report for the fiscal period ended December 31, 1999 has been previously furnished to the commission.

      We anticipate mailing definitive proxy materials to shareholders on or about October 2, 2000, and in order to allow sufficient time to meet this schedule, we would greatly appreciate receiving comments (if any) from the Staff no later than September 11, 2000. Please advise the undersigned as soon as possible if any delays are anticipated.

      The proposals for consideration by shareholders are as follows. To facilitate the Staff's review of this filing, we make the following representations concerning disclosure for the proxy proposals included herein:

   1. TO ELECT A BOARD OF TRUSTEES.

            This proposal is a routine item. In addition to the current Trustees, J. Michael Cook and Marie L. Knowles will be elected.

Real Estate High Income Fund II
September 1, 2000
Page 2


   2. TO RATIFY AUDITORS.

            This is the standard proposal ratifying the selection of the trust's auditor.

   3. TO APPROVE AN AMENDED AND RESTATED DECLARATION OF TRUST (NEW DECLARATION OF TRUST).

            The Declaration of Trust is a more modern form of trust instrument for a Massachusetts business trust. It gives the Trustees more flexibility, and subject to the applicable requirements of Federal and state law, broader authority to act. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions. Adoption of the New Declaration of Trust will not alter the Trustees' existing fiduciary obligations to act in the best interests of the shareholders. This proposal is substantially similar to that contained in the proxy statement for VARIABLE INSURANCE PRODUCTS FUND III (FILE NO. 811-7205) FILED ON MAY 22, 2000. WE DO NOT BELIEVE THAT THIS PROPOSAL REQUIRES REVIEW.

   4. TO AMEND THE MANAGEMENT CONTRACT FOR THE FUND.

            The purpose of this proposal is to revise the management fee calculation to provide for lower fees when FMR's assets under management exceed a certain level. Otherwise, the modified contracts are substantially similar to the current management contracts. The proposal is substantially similar to the proposal contained in VARIABLE INSURANCE PRODUCTS FUND III (FILE NO. 811-7205) FILED ON MAY 22, 2000. WE DO NOT BELIEVE THAT THIS PROPOSAL REQUIRES REVIEW.

   5. TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH FIDELITY MANAGEMENT & RESEARCH (U.K.) INC. FOR THE FUND.

   6. TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH FIDELITY MANAGEMENT & RESEARCH (FAR EAST) INC. FOR THE FUND.

Real Estate High Income Fund II
September 1, 2000
Page 3


   7. TO MODIFY THE FUND'S INVESTMENT OBJECTIVE AND ELIMINATE A FUNDAMENTAL INVESTMENT POLICY OF THE FUND.

            This is a standard proposal, the purpose of which is to allow the fund to communicate more clearly its investment objective and strategies by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines. This proposal is substantially similar to the proposal contained in VARIABLE INSURANCE PRODUCTS FUND III (FILE NO. 811-7205) FILED ON MAY 22, 2000. WE DO NOT BELIEVE THAT THIS PROPOSAL REQUIRES REVIEW.

   8. TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE UNDERWRITING OF SECURITIES.

   9. TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE CONCENTRATION OF ITS INVESTMENTS IN A SINGLE INDUSTRY.

      The primary purpose of Proposals 8 and 9 is to conform fundamental investment limitations to Fidelity's standard investment limitations. FMR believes that increased standardization will help to promote certain operational efficiencies and facilitate monitoring of compliance with fundamental and non-fundamental investment limitations. On the whole, these proposals are substantially similar to those contained in VARIABLE INSURANCE PRODUCTS FUND III (FILE NO. 811-7205) FILED ON MAY 22, 2000.

      Please contact Tiffany Hornsby at (202) 778-9451 with any questions or comments relating to this filing.

                                                   Sincerely,


                                                   /s/Tiffany Hornsby
                                                   ------------------
                                                   Tiffany Hornsby

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                           Filed by the Registrant                           [X]
                 Filed by a Party other than the Registrant                  [ ]

Check the appropriate box:
[X]   Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material under Rule 14a-12

      FIDELITY COVINGTON TRUST


Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

             (1) Title of each class of securities to which transaction applies:

             (2)   Aggregate number of securities to which
                   transaction applies:

             (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

             (4)   Proposed maximum aggregate value of transaction:

             (5)   Total Fee Paid:

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)   Amount Previously Paid:

       (2)   Form, Schedule or Registration Statement No.:

       (3)   Filing Party:

       (4)   Date Filed:

                    FIDELITY REAL ESTATE HIGH INCOME FUND II
                                    A FUND OF
                            FIDELITY COVINGTON TRUST

                82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
                             1-800-[TO BE SUPPLIED]

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


To the Shareholders of FIDELITY REAL ESTATE HIGH INCOME FUND II:

         NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Real Estate High Income Fund II (the fund), a series of Fidelity Covington Trust, a single series trust (the trust), will be held at an office of the trust, 27 State Street, 10th Floor, Boston, Massachusetts 02109 on November 15, 2000, at 10:00 a.m. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1.       To elect a Board of Trustees.
2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.
3. To authorize the Trustees to adopt an amended and restated Declaration of Trust.
4.       To approve an amended management contract for the fund.
5. To approve a new sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. for the fund.
6. To approve a new sub-advisory agreement with Fidelity Management & Research (Far East) Inc. for the fund.
7. To modify the fund's investment objective and eliminate a fundamental investment policy of the fund.
8.       To amend the  fund's  fundamental   investment   limitation  concerning
         underwriting.
9. To amend the fund's fundamental investment limitation concerning the concentration of its investments in a single industry.

         The Board of Trustees has fixed the close of business on September 18, 2000 as the record date for the determination of the shareholders of the fund entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

                                    By order of the Board of Trustees,
                                    ERIC D. ROITER Secretary
October 2, 2000

                            YOUR VOTE IS IMPORTANT -
                     PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN RESPONDING PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

                      INSTRUCTIONS FOR EXECUTING PROXY CARD

    The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

    1. Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

    2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

    3. All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

      REGISTRATION                                     VALID SIGNATURE
      ------------                                     ---------------

      A.  1)   ABC Corp.                               John Smith, Treasurer

          2)   ABC Corp.                               John Smith, Treasurer
               c/o John Smith, Treasurer

      B.  1)   ABC Corp. Profit Sharing Plan           Ann B. Collins, Trustee

          2)   ABC Trust                               Ann B. Collins, Trustee

          3)   Ann B. Collins, Trustee                 Ann B. Collins, Trustee
               u/t/d 12/28/78

      C.  1)   Anthony B. Craft, Cust.                 Anthony B. Craft
               f/b/o Anthony B. Craft, Jr.
               UGMA

                                 PROXY STATEMENT

                       SPECIAL MEETING OF SHAREHOLDERS OF
               FIDELITY COVINGTON TRUST: FIDELITY REAL ESTATE HIGH
                                 INCOME FUND II

                         TO BE HELD ON NOVEMBER 15, 2000

    This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Covington Trust (the trust) to be used at the Special Meeting of Shareholders of Fidelity Real Estate High Income Fund II (the fund) and at any adjournments thereof (the Meeting), to be held on November 15, 2000 at 10:00 a.m. at 27 State Street, 10th Floor, Boston, Massachusetts 02109, an office of the trust and Fidelity Management & Research Company (FMR), the fund's investment adviser.

    The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about October 2, 2000. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. If the fund records votes by telephone, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations, including telephone voting, will be paid by the fund. The fund will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

    The principal business address of Fidelity Distributors Corporation (FDC), the fund's principal underwriter and distribution agent, is 82 Devonshire Street, Boston, Massachusetts 02109.

    If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, by the trust's receipt of a subsequent valid telephonic vote or by attending the Meeting and voting in person.

    All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted towards establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved. With respect to fund shares held in Fidelity individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If Fidelity IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them, in the same proportion as other Fidelity IRA shareholders have voted, but only to the extent necessary to reach quorum at the meeting.

    If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

    On July 31, 2000 there were 34,747,793.079 shares of the fund issued and outstanding. To the knowledge of the trust, substantial (5% or more) record or beneficial ownership of the fund on July 31, 2000 was as follows:

    IBM Retirement Plan Trust Investment  Account (29.12%)
    Fidelity Real Estate Asset Manager II, LP (22.77%)
    Fidelity  Real Estate Asset  Manager III, LP (33.22%)
    Summer Federal Partners, LP (14.89%)

    Fidelity Real Estate Partners II Corp., the general partner of Fidelity Real Estate Manager II, L.P., Fidelity Real Estate Partners III Corp., the general partner of Fidelity Real Estate Manager III, L.P., and Summer Federal Partners L.P., have advised the Trust that for Proposals 1-9 contained in this Proxy Statement, each will vote its shares at the meeting for each Proposal. To the knowledge of the trust, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of the fund on that date.

    Shareholders of record at the close of business on September 18, 2000 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.

    FOR A FREE COPY OF THE FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999 AND THE SEMIANNUAL REPORT FOR THE FISCAL PERIOD ENDED JUNE 30, 2000 CALL 1-800-[TBD] OR WRITE TO FIDELITY DISTRIBUTORS CORPORATION AT 82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109.

VOTE REQUIRED: A PLURALITY OF ALL VOTES CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSAL 1 AND A MAJORITY OF ALL VOTES OF THE FUND CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSAL 2. PROPOSAL 3 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE ENTIRE TRUST. APPROVAL OF PROPOSALS 4 THROUGH 9 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE FUND. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT), THE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE VOTING SECURITIES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES ARE

PRESENT OR REPRESENTED BY PROXY OR (B) MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES. BROKER NON-VOTES ARE NOT CONSIDERED "PRESENT" FOR THIS PURPOSE.

1.  TO ELECT A BOARD OF TRUSTEES.

    The purpose of this proposal is to elect a Board of Trustees of the trust. Pursuant to the provisions of the Declaration of Trust of Fidelity Covington Trust, the Trustees have determined that the number of Trustees shall be fixed at twelve. Gerald C. McDonough and Thomas R. Williams are scheduled to retire at the end of 2000 and it is proposed that J. Michael Cook and Marie L. Knowles serve as Trustees effective January 1, 2001. It is intended that the enclosed proxy card will be voted for the election as Trustees of the twelve nominees listed below, unless such authority has been withheld in the proxy card.

    Except for Mr. Cook and Ms. Knowles, all nominees named below are currently Trustees of Fidelity Covington Trust and have served in that capacity continuously since originally elected or appointed. Robert M. Gates, Ned C. Lautenbach, William O. McCoy and Robert C. Pozen were selected by the trust's Nominating and Administration Committee (see page ___) and were appointed to the Board in March 1997, January 2000, January 1997 and August 1997, respectively. Mr. Cook and Ms. Knowles are currently Members of the Advisory Board of the trust. They were selected by the trust's Nominating and Administration Committee and were appointed as Members of the Advisory Board on March 16, 2000 and June 15, 2000, respectively. None of the nominees are related to one another. Those nominees indicated by an asterisk (*) are "interested persons" of the trust by virtue of, among other things, their affiliation with either the trust, the fund's investment adviser (FMR, or the Adviser), or the fund's distribution agent, FDC. The business address of each nominee who is an "interested person" is 82 Devonshire Street, Boston, Massachusetts 02109, and the business address of all other nominees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Except for Robert M. Gates, Ned C. Lautenbach, William
O. McCoy and Robert C. Pozen, each of the nominees is currently a Trustee of 56 registered investment companies advised by FMR. Mr. Gates, Mr. McCoy and Mr. Pozen are currently Trustees of 55 registered investment companies advised by FMR. Mr. Lautenbach is currently a Trustee of 52 registered investment companies advised by FMR. Mr. Cook and Ms. Knowles are not currently Trustees of any registered investment companies advised by FMR.

    In the election of Trustees, those twelve nominees receiving the highest number of votes cast at the Meeting, providing a quorum is present, shall be elected.

                                                                      Year of
        Nominee                                                      Election or
         (Age)                     Principal Occupation **          Appointment
        -------                    --------------------             -----------

     J. Michael Cook***      Prior to Mr.  Cook's  retirement  in        -
                             May 1999,  he served as Chairman and
            (58)             Chief Executive  Officer of Deloitte
                             &  Touche   LLP,   Chairman  of  the
                             Deloitte & Touche Foundation,  and a
                             member  of  the  Board  of  Deloitte
                             Touche   Tohmatsu.    He   currently
                             serves as an  Executive in Residence
                             of the Columbia  Business School and
                             as  a  Director   of  Dow   Chemical
                             Company    (2000),    HCA    -   The
                             Healthcare   Company   (1999),   and
                             Children  First  (1999).   He  is  a
                             member  of the  Executive  Committee
                             of   the    Securities    Regulation
                             Institute,  a member of the Advisory
                             Board  of   Boardroom   Consultants,
                             past  chairman  and a member  of the
                             Board   of   Catalyst   (a   leading
                             organization  for the advancement of
                             women in  business),  and a Director
                             of the STAR  Foundation  (Society to
                             Advance     the     Retarded     and
                             Handicapped).  He also  serves  as a
                             member of the  Board  and  Executive
                             Committee and as  Co-Chairman of the
                             Audit and Finance  Committee  of the
                             Center     for      Strategic      &
                             International  Studies,  a member of
                             the  Board  of   Overseers   of  the
                             Columbia  Business  School,   and  a
                             Member of the Advisory  Board of the
                             Graduate  School of  Business of the
                             University of Florida.

        Ralph F. Cox         President   of   RABAR   Enterprises      1991
                             (management   consulting-engineering
                             industry,  1994).  Prior to February
            (68)             1994,  he was President of Greenhill
                             Petroleum   Corporation   (petroleum
                             exploration and  production).  Until
                             March  1990,  Mr. Cox was  President
                             and  Chief   Operating   Officer  of
                             Union  Pacific   Resources   Company
                             (exploration and production).  He is
                             a Director of Waste  Management Inc.
                             (non-hazardous  waste,  1993),  CH2M
                             Hill  Companies  (engineering),  and
                             Bonneville   Pacific    (independent
                             power and petroleum production).  In
                             addition,   he   is  a   member   of
                             advisory   boards   of   Texas   A&M
                             University  and  the  University  of
                             Texas at Austin.

    Phyllis Burke Davis      Retired  from  Avon  Products,  Inc.      1992
                             where  she  held  various  positions
                             including  Senior Vice  President of
            (68)             Corporate  Affairs  and  Group  Vice
                             President     of     U.S.     sales,
                             distribution,   and   manufacturing.
                             She  is   currently  a  Director  of
                             BellSouth                Corporation
                             (telecommunications),          Eaton
                             Corporation   (manufacturing),   and
                             the  TJX  Companies,   Inc.  (retail
                             stores),  and previously served as a
                             Director  of Hallmark  Cards,  Inc.,
                             Nabisco  Brands,  Inc., and Standard
                             Brands,  Inc. In addition,  she is a
                             member of the Board of  Directors of
                             the    Southampton    Hospital    in
                             Southampton, N.Y. (1998).

      Robert M. Gates        Consultant,   author,  and  lecturer      1997
                             (1993).  Mr.  Gates was  Director of
            (57)             the  Central   Intelligence   Agency
                             (CIA) from  1991-1993.  From 1989 to
                             1991,  Mr. Gates served as Assistant
                             to  the   President  of  the  United
                             States and Deputy National  Security
                             Advisor.  Mr. Gates is a Director of
                             Charles   Stark  Draper   Laboratory
                             (non-profit),    NACCO   Industries,
                             Inc.  (mining  and   manufacturing),
                             and  TRW  Inc.  (automotive,  space,
                             defense,       and       information
                             technology).  Mr.  Gates  previously
                             served as a Director of  LucasVarity
                             PLC   (automotive   components   and
                             diesel  engines).  He  is  currently
                             serving as Dean of the  George  Bush
                             School  of  Government   and  Public
                             Service  at  Texas  A&M   University
                             (1999-2001).  Mr.  Gates  also  is a
                             Trustee    of    the    Forum    for
                             International   Policy  and  of  the
                             Endowment    Association    of   the
                             College of William and Mary.

   *Edward C. Johnson 3d     President  of  Fidelity  Real Estate      1996
                             High  Income  Fund II.  Mr.  Johnson
                             also  serves as  President  of other
            (70)             Fidelity    funds.   He   is   Chief
                             Executive Officer,  Chairman,  and a
                             Director  of FMR  Corp.;  a Director
                             and  Chairman  of the  Board  and of
                             the  Executive   Committee  of  FMR;
                             Chairman  and a Director of Fidelity
                             Management  & Research  (U.K.)  Inc.
                             and   of   Fidelity   Management   &
                             Research  (Far East) Inc.;  Chairman
                             (1998)  and  a  Director  (1997)  of
                             Fidelity      Investments      Money
                             Management,   Inc.;   Chairman   and
                             Representative  Director of Fidelity
                             Investments  Japan  Limited  (1997);
                             and a  Director  of  FDC  and of FMR
                             Co., Inc. (2000).

       Donald J. Kirk         Executive-in-Residence  (1995)  at       1987
                              Columbia    University    Graduate
                              School of  Business.  From 1987 to
            (67)              January  1995,   Mr.  Kirk  was  a
                              Professor  at Columbia  University
                              Graduate   School   of   Business.
                              Prior to 1987,  he was Chairman of
                              the      Financial      Accounting
                              Standards    Board.    Mr.    Kirk
                              previously  served  as a  Director
                              of    General    Re    Corporation
                              (reinsurance,  1987-1998) and as a
                              Director  of  Valuation   Research
                              Corp.  (appraisals and valuations,
                              1993-1995).  He serves as Chairman
                              of  the  Board  of   Directors  of
                              National Arts Stabilization  Inc.,
                              Chairman  of the Board of Trustees
                              of    the    Greenwich    Hospital
                              Association,   Director   of   the
                              Yale-New  Haven  Health   Services
                              Corp.  (1998),  Vice  Chairman  of
                              the Public  Oversight Board of the
                              American  Institute  of  Certified
                              Public  Accountants'  SEC Practice
                              Section  (1995),  and as a  Public
                              Governor    of    the     National
                              Association      of     Securities
                              Dealers, Inc. (1996).

    Marie L. Knowles***      Beginning  in  1972,   Ms.   Knowles        -
                             served  in  various  positions  with
                             Atlantic  Richfield  Company  (ARCO)
            (54)             (diversified    energy)    including
                             Executive  Vice  President and Chief
                             Financial    Officer    (1996-2000);
                             Director  (1996-1998);   and  Senior
                             Vice   President   (1993-1996).   In
                             addition,   Ms.  Knowles  served  as
                             President  of  ARCO   Transportation
                             Company  (1993-1996).  She currently
                             serves  as  a  Director   of  Phelps
                             Dodge  Corporation   (copper  mining
                             and manufacturing),  URS Corporation
                             (multidisciplinary      engineering,
                             1999),  and  America  West  Holdings
                             Corporation   (aviation  and  travel
                             services,  1999).  Ms.  Knowles also
                             serves as a member  of the  National
                             Board     of     the     Smithsonian
                             Institution  and she is a trustee of
                             the Brookings Institution.

     Ned C. Lautenbach       Partner  of   Clayton,   Dubilier  &      2000
                             Rice,    Inc.     (private    equity
                             investment   firm)  since  September
            (56)             1998.  Mr.   Lautenbach  was  Senior
                             Vice  President  of IBM  Corporation
                             from 1992  until his  retirement  in
                             July 1998.  From 1993 to 1995 he was
                             Chairman    of   IBM   World   Trade
                             Corporation.  He also  was a  member
                             of   IBM's    Corporate    Executive
                             Committee  from  1994 to July  1998.
                             He is a Director  of PPG  Industries
                             Inc.  (glass,  coating and  chemical
                             manufacturer),  Dynatech Corporation
                             (global  communications  equipment),
                             Eaton      Corporation       (global
                             manufacturer  of  highly  engineered
                             products)   and   ChoicePoint   Inc.
                             (data   identification,   retrieval,
                             storage, and analysis).

      *Peter S. Lynch        Vice  Chairman  and  a  Director  of      1990
                             FMR;  and a  Director  of  FMR  Co.,
                             Inc. (2000).  Prior to May 31, 1990,
            (57)             he  was  a   Director   of  FMR  and
                             Executive  Vice  President of FMR (a
                             position  he held  until  March  31,
                             1991);  Vice  President  of Fidelity
                             Magellan  Fund and FMR Growth  Group
                             Leader;  and  Managing  Director  of
                             FMR  Corp.  Mr.  Lynch was also Vice
                             President  of  Fidelity  Investments
                             Corporate Services  (1991-1992).  In
                             addition,  he serves as a Trustee of
                             Boston College,  Massachusetts Eye &
                             Ear  Infirmary,  Historic  Deerfield
                             (1989)   and    Society    for   the
                             Preservation    of    New    England
                             Antiquities,  and as an  Overseer of
                             the Museum of Fine Arts of Boston.

      William O. McCoy       Interim     Chancellor    for    the      1997
                             University  of  North   Carolina  at
                             Chapel  Hill.   Previously   he  had
            (67)             served  from  1995  through  1998 as
                             Vice  President  of Finance  for the
                             University    of   North    Carolina
                             (16-school  system).  Prior  to  his
                             retirement  in  December  1994,  Mr.
                             McCoy  was  Vice   Chairman  of  the
                             Board   of   BellSouth   Corporation
                             (telecommunications,    1984)    and
                             President of  BellSouth  Enterprises
                             (1986).  He is  currently a Director
                             of  Liberty   Corporation   (holding
                             company,  1984),  Duke-Weeks  Realty
                             Corporation  (real  estate,   1994),
                             Carolina  Power  and  Light  Company
                             (electric utility,  1996), the Kenan
                             Transport Company (trucking,  1996),
                             and       Dynatech       Corporation
                             (electronics,  1999). Previously, he
                             was a  Director  of  First  American
                             Corporation  (bank holding  company,
                             1979-1996).  In addition,  Mr. McCoy
                             served  as a member  of the Board of
                             Visitors  for  the   University   of
                             North   Carolina   at  Chapel   Hill
                             (1994-1998) and currently  serves on
                             the   Board  of   Visitors   of  the
                             Kenan-Flager     Business     School
                             (University  of  North  Carolina  at
                             Chapel Hill, 1988).

       Marvin L. Mann        Chairman    Emeritus    of   Lexmark      1993
                             International,      Inc.     (office
                             machines,   1991)   where  he  still
            (67)             remains  a  member  of  the   Board.
                             Prior   to   1991,   he   held   the
                             positions   of  Vice   President  of
                             International    Business   Machines
                             Corporation  ("IBM")  and  President
                             and  General  Manager of various IBM
                             divisions  and   subsidiaries.   Mr.
                             Mann is a  Director  of  M.A.  Hanna
                             Company (chemicals,  1993),  Imation
                             Corp.   (imaging   and   information
                             storage,   1997).   He  is  a  Board
                             member   of   Dynatech   Corporation
                             (electronics, 1999).

      *Robert C. Pozen       Senior  Vice  President  of Fidelity      1997
                             Real  Estate  High  Income  Fund  II
                             1997.   Mr.  Pozen  also  serves  as
            (54)             Senior  Vice   President   of  other
                             Fidelity   funds   (1997).   He   is
                             President  and  a  Director  of  FMR
                             (1997),    Fidelity   Management   &
                             Research    (U.K.)   Inc.    (1997),
                             Fidelity  Management & Research (Far
                             East)    Inc.    (1997),    Fidelity
                             Investments Money  Management,  Inc.
                             (1998),  and FMR Co., Inc. (2000); a
                             Director  of   Strategic   Advisers,
                             Inc.  (1999);  and Vice  Chairman of
                             Fidelity     Investments     (2000).
                             Previously,   Mr.  Pozen  served  as
                             General Counsel,  Managing Director,
                             and  Senior  Vice  President  of FMR
                             Corp.

** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

*** Nominated to serve as Trustee effective on or about January 1, 2001, upon the retirement of Gerald C. McDonough and Thomas R. Williams.

As of July 31, 2000, the nominees, Trustees and officers of the trust and the fund owned, in the aggregate, less than 1% of fund's outstanding shares.

    If elected,  the Trustees will hold office without limit in time except that
(a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.

    The trust's Board, which is currently composed of three interested and nine non-interested Trustees, met eleven times during the twelve months ended December 31, 1999. It is expected that the Trustees will meet at least ten times a year at regularly scheduled meetings.

    The trust's Audit Committee is composed entirely of Trustees who are not interested persons of the trust, FMR or its affiliates and normally meets four times a year, or as required, in conjunction with meetings of the Board of Trustees. Currently, Messrs. Kirk (Chairman), Gates and Lautenbach, and Mrs. Davis are members of the committee. The committee oversees and monitors the trust's internal control structure, its auditing function and its financial reporting process, including the resolution of material reporting issues. The committee recommends to the Board of Trustees the appointment of auditors for the trust. It reviews audit plans, fees and other material arrangements in respect of the engagement of auditors, including non-audit services to be performed. It reviews the qualifications of key personnel involved in the foregoing activities. The committee plays an oversight role in respect of the trust's investment compliance procedures and the code of ethics. During the twelve months ended December 31, 1999, the committee held nine meetings.

    The trust's Nominating and Administration Committee is currently composed of Messrs. McDonough (Chairman) (scheduled to retire at the end of 2000), Cox, Mann, Gates, and Williams (scheduled to retire at the end of 2000). The committee members confer periodically and hold meetings as required. The committee makes nominations for independent trustees, and for membership on committees. The committee periodically reviews procedures and policies of the Board of Trustees and committees. It acts as the administrative committee under the Retirement Plan for non-interested trustees who retired prior to December 30, 1996. It monitors the performance of legal counsel employed by the trust and the independent trustees. The committee in the first instance monitors compliance with, and acts as the administrator of the provisions of the code of ethics applicable to the independent trustees. During the twelve months ended December 31, 1999, the committee held three meetings. The Nominating and Administration Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the committee in care of the Secretary of the Trust. The trust does not have a compensation committee; such matters are considered by the Nominating and Administration Committee.

    The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of the fund for his or her services for the fiscal year ended December 31, 1999.

                               COMPENSATION TABLE

                                   Aggregate
                                 Compensation
                                     from                   Total
  Trustees and Members of      Real Estate High     Compensation from the
    the Advisory Board            Income II B          Fund Complex*,A
    ------------------           ------------          ---------------


Edward C. Johnson 3d **             $       0           $      0

Abigail P. Johnson **,#             $       0           $      0

J. Michael Cook*****                $       0           $      0

Ralph F. Cox                        $      75           $217,500

Phyllis Burke Davis                 $      73           $211,500

Robert M. Gates                     $      75           $217,500

E. Bradley Jones****                $      75           $217,500

Marie L. Knowles******              $       0           $      0

Donald J. Kirk                      $      75           $217,500

Ned C. Lautenbach***                $      20           $ 54,000

Peter S. Lynch**                    $       0           $      0

William O. McCoy                    $      74           $214,500

Gerald C. McDonough ##              $      93           $269,000

Marvin L. Mann                      $      75           $217,500

Robert C. Pozen**                   $       0           $      0

Thomas R. Williams##                $      73           $213,000

* Information is for the calendar year ended December 31, 1999 for 236 funds in the complex.

** Interested Trustees of the fund and Ms. Johnson are compensated by FMR.

***During the period from  October 14,  1999  through  December  31,  1999,  Mr.
    Lautenbach served as a Member of the Advisory Board of the trust. Mr. Lautenbach was appointed to the Board of Trustees of Fidelity Covington Trust effective January 1, 2000.

****Mr. Jones served on the Board of Trustees through December 31, 1999.

*****Effective March 16, 2000, Mr. Cook serves as a Member of the Advisory
     Board.

******Effective June 15, 2000, Ms. Knowles serves as a Member of the Advisory
      Board.

# Effective April 1, 1999, Ms. Johnson serves as a Member of the Advisory Board of certain trusts, including Fidelity Covington Trust.

## Gerald C. McDonough and Thomas R. Williams are scheduled to retire at the end of 2000.

A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1999, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $75,000; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $53,735; William O. McCoy, $53,735; and Thomas R. Williams, $62,319.

B Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees.

    Under a deferred compensation plan adopted in September 1995 and amended in November 1996 and January 2000 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.

2. TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS OF THE FUND.

    By a vote of the non-interested Trustees, the firm of PricewaterhouseCoopers LLP has been selected as independent accountants for the fund to sign or certify any financial statements of the fund required by any law or regulation to be certified by an independent accountant and filed with the Securities and Exchange Commission (SEC) or any state. Pursuant to the 1940 Act, such selection requires the ratification of shareholders. In addition, as required by the 1940 Act, the vote of the Trustees is subject to the right of the fund, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate such employment without penalty. PricewaterhouseCoopers LLP has advised the fund that to the best of its knowledge and belief, as of the record date, no PricewaterhouseCoopers LLP professional had any direct or material indirect ownership interest in the fund inconsistent with the independence standards pertaining to accountants.

    The independent accountants examine annual financial statements for the fund and provide other audit and tax-related services. In recommending the selection of the fund's accountants, the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

3. TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND RESTATED DECLARATION OF TRUST.

    The Board of Trustees has approved and recommends that the shareholders of the trust authorize them to adopt and execute an Amended and Restated Declaration of Trust for the trust and the fund in the form attached to this Proxy Statement as Exhibit 1 (New Declaration of Trust). The attached New Declaration of Trust has been marked to show changes from the trust's existing Declaration of Trust (Current Declaration of Trust). The New Declaration of Trust is a more modern form of trust instrument for a Massachusetts business trust, and, going forward, will be used as the standard Declaration of Trust for all new Fidelity Massachusetts business trusts.

    The New Declaration of Trust gives the Trustees more flexibility and, subject to applicable requirements of the 1940 Act and Massachusetts law, broader authority to act. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the fund to operate in a more efficient and economical manner. ADOPTION OF THE NEW DECLARATION OF TRUST WILL NOT ALTER IN ANY WAY THE TRUSTEES' EXISTING FIDUCIARY OBLIGATIONS TO ACT WITH DUE CARE AND IN THE SHAREHOLDERS' INTERESTS. BEFORE UTILIZING ANY NEW FLEXIBILITY THAT THE NEW

DECLARATION  OF  TRUST  MAY  AFFORD,   THE  TRUSTEES  MUST  FIRST  CONSIDER  THE
SHAREHOLDERS' INTERESTS AND THEN ACT IN ACCORDANCE WITH SUCH INTERESTS.

    Adoption of the New Declaration of Trust will NOT result in any changes in the fund's Trustees or officers or in the investment policies described in the fund's current prospectus.

    Generally, a majority of the Trustees may amend the Current Declaration of Trust when authorized by a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the trust. On October 16, 1997, the Trustees approved the form of the New Declaration of Trust. On December 18, 1997 and November 18, 1999, the Board approved several additional changes to the form of the New Declaration of Trust, which changes have been incorporated into the form attached to this Proxy Statement. On July 15, 1999, the Board authorized the submission of the New Declaration of Trust to the trust's shareholders for their authorization at this Meeting.

    The New Declaration of Trust amends the Current Declaration of Trust in a number of significant ways. The following discussion summarizes some of the more significant amendments to the Current Declaration of Trust effected by the New Declaration of Trust.

    IN ADDITION TO THE CHANGES DESCRIBED BELOW, THERE ARE OTHER SUBSTANTIVE AND STYLISTIC DIFFERENCES BETWEEN THE NEW DECLARATION OF TRUST AND THE CURRENT DECLARATION OF TRUST. THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE NEW DECLARATION OF TRUST ITSELF, WHICH IS ATTACHED AS EXHIBIT 1 TO THIS PROXY STATEMENT.

    SIGNIFICANT CHANGES EFFECTED BY THE NEW DECLARATION OF TRUST.

    REORGANIZATION OR TERMINATION OF THE TRUST OR ITS SERIES OR CLASSES. Unlike the Current Declaration of Trust, the New Declaration of Trust generally permits the Trustees, subject to applicable Federal and state law, to reorganize or terminate the trust or any of its series or classes. The Current Declaration of Trust requires shareholder approval in order to reorganize or terminate the trust or any of its series.

    Under certain circumstances, it may not be in the shareholders' interest to require a shareholder meeting to permit all or a portion of the trust, a fund or class to reorganize into another entity. For example, in order to reduce the cost and scope of state regulatory constraints or to take advantage of a more favorable tax treatment offered by another state, the Trustees may determine that it would be in the shareholders' interests to reorganize a fund to domicile it in another state or to change its legal form. Under the Current Declaration of Trust, the Trustees cannot effectuate such a potentially beneficial reorganization without first conducting a shareholder meeting and incurring the attendant costs and delays. In contrast, the New Declaration of Trust gives the Trustees the flexibility to reorganize all or a portion of the trust or any of its series or classes and achieve potential shareholder benefits without incurring the delay and potential costs of a proxy solicitation. Such flexibility should help to assure that the trust and its funds operate under the most appropriate form of organization.

    Similarly, under certain circumstances, it may not be in the shareholders' interest to require a shareholder meeting to permit the Trustees to terminate a fund or class. For example, a fund may have insufficient assets to invest effectively or excessively high expense levels due to operational needs. Under such circumstances, absent viable alternatives, the Trustees may determine that terminating the fund is in the shareholders' interest and the only appropriate course of action. The process of obtaining shareholder approval of the fund's termination may, however, make it more difficult to complete the fund's liquidation and termination and, in general, will increase the costs associated with the termination. In such a case, it may be in the shareholders' interest to permit fund termination without incurring the costs and delays of a shareholder meeting.

    As discussed above, before allowing a trust, fund, or class reorganization or termination to proceed without shareholder approval, the Trustees have a fiduciary responsibility to first determine that the proposed transaction is in the shareholders' interest. Any exercise of the Trustees' increased authority under the New Declaration of Trust is also subject to any applicable requirements of the 1940 Act and Massachusetts law. Of course, in all cases, the New Declaration of Trust would require that shareholders receive written notification of any proposed transaction.

    The New Declaration of Trust does NOT give the Trustees the authority to merge a fund or class with another operating mutual fund or sell all or a portion of a class's or fund's assets to another operating mutual fund without first seeking shareholder approval. Under the New Declaration of Trust, shareholder approval is still required for these transactions.

    FUTURE AMENDMENTS OF THE DECLARATION OF TRUST. The New Declaration of Trust permits the Trustees, with certain exceptions, to amend the Declaration of Trust without shareholder approval. Under the New Declaration of Trust, shareholders generally have the right to vote on any amendment affecting their right to vote, on any amendment altering the maximum number of permitted Trustees, on any amendment affecting the New Declaration of Trust's amendment provisions, on any amendment required by law or the trust's registration statement, and on any matter submitted to shareholders by the Trustees. The Current Declaration of Trust, on the other hand, generally gives shareholders the exclusive power to amend the Declaration of Trust. By allowing amendment of the Declaration of Trust without shareholder approval, the New Declaration of Trust gives the Trustees the necessary authority to react quickly to future contingencies. As mentioned above, such increased authority remains subordinate to the Trustees' continuing fiduciary obligations to act with due care and in the shareholders' interest.

    REFERENCES TO CLASSES. The New Declaration of Trust includes explicit references to "classes" of a fund in appropriate places throughout the document. Classes are often a more efficient way of offering a specific investment strategy to different types of investors without creating separate funds for each type of investor. Each class represents an interest in the same portfolio of securities but may be offered with different service features, distribution arrangements or fees. Although the Trustees are not prohibited from authorizing the issuance of classes of shares under the Current Declaration of Trust, the Trustees believe that it is appropriate to explicitly describe their ability, without a vote of shareholders, to establish new classes of shares, to change or abolish existing classes of shares, to divide an existing fund into classes of shares, and to take any other action with respect to classes that they deem appropriate.

    INVESTMENT IN OTHER INVESTMENT COMPANIES. The New Declaration of Trust clarifies that the Trustees may authorize the investment of a portion of the fund's assets in one or more open-end investment companies (Fund-of-Funds Structure). The current Declaration of Trust explicitly allows the Trustees to authorize the fund to invest all of its assets in a single open-end investment company but does not specifically provide the Trustees with the ability to invest a portion of its assets in one or more investment companies. In a Fund-of-Funds Structure, each fund retains its own characteristics, but is able to achieve efficiencies by consolidating portfolio management for some or all of its assets with other funds or to achieve other operational efficiencies. The purpose of the Fund-of-Funds Structure generally is to achieve operational efficiencies by consolidating portfolio management for a portion of the fund's assets with other funds which invest a portion of their assets similarly. For example, three different funds with different allocations among stocks, bonds and money market investments but similar investment policies within each asset class might each invest in the same stock, bond and money market funds. The Fund-of-Funds Structure allows multiple funds with similar investment policies for a portion of their assets to consolidate portfolio management in a single pool for their assets that are managed similarly. FMR and the Board of Trustees continually review methods of structuring mutual funds to take advantage of potential efficiencies or other benefits. While neither FMR nor the Trustees have determined that a Fund-of-Funds Structure is appropriate at this time, the Trustees believe it could be in the best interests of the fund to adopt such a structure at a future date. If approved, the New Declaration of Trust would provide the Trustees with the power to authorize the fund to invest all or a portion of its assets in one or more open-end investment companies. The Trustees will authorize such a transaction only if a Fund-of-Funds Structure is permitted under the fund's investment policies and if they determine that a Fund-of-Funds Structure is in the best interests of the fund and its shareholders.

    DERIVATIVE SUIT. The New Declaration of Trust provides that a Trustee shall not be deemed to have a personal interest or otherwise be disqualified from considering a pre-suit demand by a shareholder to bring a derivative action on behalf of a fund due to his or her service on boards of trustees of other funds with the same or affiliated investment adviser. There is some legal uncertainty regarding whether a Trustee serving on multiple boards of trustees is independent of the investment adviser and, therefore, permitted to consider a pre-suit demand by a fund shareholder seeking to assert a claim against the fund's investment adviser. The board of trustees seeks to ensure that they retain the ability to manage the affairs of the fund, including control of derivative actions that are brought on behalf of the fund. A specific provision in the New Declaration of Trust will resolve any legal uncertainty by expressly stating that a Trustee shall not be deemed to have a personal interest or otherwise be disqualified from considering a pre-suit demand due to his or her service on multiple fund boards.

             OTHER CHANGES EFFECTED BY THE NEW DECLARATION OF TRUST.

    In addition to the significant changes above, the New Declaration of Trust modifies the Current Declaration of Trust in a number of important ways, including the following:

    1. The New Declaration of Trust modifies the Current Declaration of Trust to allow FMR to enter into a Management Contract with the trust, on behalf of each fund, and to amend the fund's respective Management Contract subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the SEC. In contrast, the Current Declaration of Trust explicitly requires the vote of a majority of the outstanding voting securities of a fund to enter into and amend Management Contracts. A corresponding change is also proposed for the fund's Management Contract. For more information on this topic generally, see "Modification of Management Contract Amendment Provisions" on page _ and _.

    2. The New Declaration of Trust broadens the authority of the Trustees to redeem a shareholder for any reason deemed appropriate by the Trustees. The Trustees' ability to do so would be limited by the 1940 Act and other applicable legal and regulatory requirements. The Current Declaration of Trust explicitly allows the Trustees only to redeem shareholders who do not meet a fund's minimum balance requirement.

    3. The New Declaration of Trust explicitly allows the Trustees to effect Fund-of-Funds Structures, mergers, reorganizations and similar transactions through any method approved by the Trustees, including share-for-share exchanges, transfers or sale of assets, shareholder in-kind redemptions and purchases, and exchange offers.

    4 The New Declaration of Trust clarifies that the Trustees may impose other fees (for example, purchase fees) in addition to sales charges upon investment in a fund and clarifies that deferred sales charges and other fees (for example, redemption fees) may be imposed upon redemption of a fund's shares.

    5. The New Declaration of Trust confirms and clarifies various existing Trustee powers. For example, the New Declaration of Trust clarifies that the Trustees, in addition to banks and trust companies, may employ as fund custodians companies that are members of a national securities exchange or other entities permitted under the 1940 Act; delegate authority to investment advisers and other agents; adopt and offer dividend reinvestment and related plans; operate and carry on the business of an investment company; interpret the investment policies, practices, and limitations of any fund; and deal in shares of a fund.

    6. The New Declaration of Trust clarifies that no shareholder of a trust series shall have a claim on the assets of another series and further clarifies that, by virtue of investing in a fund, a shareholder is deemed to have assented to and agreed to be bound by the terms of the New Declaration of Trust.

    7. The New Declaration of Trust deletes various technical and/or antiquated requirements from the Current Declaration of Trust, including existing requirements that a Trustee vacancy be deemed to occur when a Trustee is absent from his or her state of residence, that Trustee vacancies must be filled within six calendar months, and that portfolio securities be held pursuant to safeguards prescribed by usual Massachusetts practice.

    8. The New Declaration of Trust clarifies that the Trustees may authorize dividends of fund property in addition to stock dividends.

    9. The New Declaration of Trust permits the rights and preferences of a series or class to be set forth in the registration statement for such series or class or in any other document in addition to in a resolution of the Board of Trustees.

    10. Lastly, the New Declaration of Trust generally expands various 1940 Act defined terms to encompass SEC modifications and interpretations. Specific references to discrete sections of the 1940 Act that are contained in the New Declaration of Trust have likewise been expanded to include SEC modifications and interpretations.

    CONCLUSION. The Board of Trustees has concluded that the proposed adoption of the New Declaration of Trust is in the best interests of the trust's shareholders. Accordingly, the Trustees unanimously recommend that the shareholders vote FOR the proposal to authorize them to adopt and execute the New Declaration of Trust. If the proposal is not approved, the Current Declaration of Trust will remain unchanged and in effect.

4. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR THE FUND.

    The Board of Trustees, including the Trustees who are not "interested persons" of the trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of the fund approve, a proposal to adopt an amended management contract with FMR (the Amended Contract). The Amended Contract modifies the management fee that FMR receives from the fund to provide for lower fees when FMR's assets under management exceed certain levels. In addition, the Amended Contract allows FMR and the trust, on behalf of the fund, to modify the Management Contract subject to the requirements of the 1940 Act. The existing

Management Contract (Present Contract) currently requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. See "Modification of Management Contract Amendment Provisions" on page __ for more details. THE AMENDED CONTRACT WILL RESULT IN A MANAGEMENT FEE THAT IS THE SAME AS, OR LOWER THAN, THE FEE PAYABLE UNDER THE PRESENT CONTRACT. (For information on FMR, see the section entitled "Activities and Management of FMR" on page __.)

    PROPOSED AMENDMENTS TO THE PRESENT MANAGEMENT CONTRACT. A copy of the Amended Contract, marked to indicate the proposed amendment(s), is supplied as
Exhibit 2 on page __ . Except for the modifications discussed above, it is substantially identical to the Present Contract. (For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contract" beginning on page __.) If approved by shareholders, the Amended Contract will take effect on December 1, 2000 (or, if later, the first day of the first month following approval) and will remain in effect through June 30, 2001 and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund. If the Amended Contract is not approved, the Present Contract will continue in effect through June 30, 2001, and thereafter only as long as its continuance is approved at least annually as above.

    The management fee is an annual percentage of the fund's average net assets (the management fee rate), calculated and paid monthly. The management fee rate is the sum of two components: a Group Fee Rate, which varies according to assets under management by FMR, and a fixed Individual Fund Fee Rate. The Amended Contract modifies the Group Fee Rate by providing for lower fee rates if FMR's assets under management remain above $587 billion.

    MODIFICATION TO GROUP FEE RATE. The Group Fee Rate varies based upon the monthly average of the aggregate net assets of all registered investment companies having management contracts with FMR (assets under management by FMR). For example, as assets under management by FMR increase, the Group Fee Rate declines. The Amended Contract would not change the group fee calculation for assets under management by FMR of $587 billion or less. Above $587 billion in assets under FMR's management, the Group Fee Rate declines under both the Present Contract and the Amended Contact, but under the Amended Contract, it declines faster. Group Fee Rates that are lower than those contained in the fund's Present Contract have been voluntarily implemented by FMR on August 1, 1999.

    The Group Fee Rate is calculated according to a graduated schedule providing for different rates for different levels of assets under management by FMR. The rate at which the Group Fee Rate declines is determined by fee "breakpoints" that provide for lower fee rates when assets increase. The Amended Contract adds 10 new breakpoints for assets under FMR's management above $587 billion as illustrated in the following table. (For an explanation of how the Group Fee Rate is used to calculate the management fee, see the section entitled "Present Management Contract" beginning on page ___.)

                           GROUP FEE RATE BREAKPOINTS

     PRESENT CONTRACT                          AMENDED CONTRACT
     ----------------                          ----------------

   Average Group                           Average Group
       Assets             Present             Assets              Amended
    ($ billions)         Contract*          ($ billions)          Contract
    ------------         ---------          ------------          --------

      Over 516             .1100%             516 - 587            .1100%
                                              587 - 646            .1080%
                                              646 - 711            .1060%
                                              711 - 782            .1040%
                                              782 - 860            .1020%
                                              860 - 946            .1000%
                                              946 - 1,041          .0980%
                                              1,041 - 1,145        .0960%
                                              1,145 - 1,260        .0940%
                                              over 1,260           .0920%


The result at various levels of group net assets is illustrated by the table below.

                        EFFECTIVE ANNUAL GROUP FEE RATES

         Group Net
          Assets                     Present                    Amended
        ($ billions)                Contract*                  Contract
        ------------                --------                   --------

            150                       .----%                    .1736%
            200                       .----%                    .1652%
            250                       .----%                    .1587%
            300                       .----%                    .1536%
            350                       .----%                    .1494%
            400                       .----%                    .1459%
            450                       .----%                    .1427%
            500                       .----%                    .1399%
            550                       .----%                    .1372%
            600                       .----%                    .1349%
            650                       .----%                    .1328%
            700                       .----%                    .1309%
            750                       .----%                    .1291%
            800                       .----%                    .1275%
            850                       .----%                    .1260%
            900                       .----%                    .1246%
            950                       .----%                    .1233%
           1,000                      .----%                    .1220%
           1,050                      .----%                    .1209%
           1,100                      .----%                    .1197%
           1,150                      .----%                    .1187%
           1,200                      .----%                    .1177%
           1,250                      .----%                    .1167%
           1,300                      .----%                    .1158%
           1,350                      .----%                    .1149%
           1,400                      .----%                    .1141%

[GET NUMBERS FROM TREASURERS - CURRENTLY PATTY THIBODEAU.]

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on August 1, 1999.
  Average assets under FMR's management for July 2000 were approximately $884 billion.

    COMPARISON OF MANAGEMENT FEES. For the month ended July 2000 average assets under management by FMR were approximately $884 billion. The fund's management fee rate under the Amended Contract, for the month ended July 2000 would have been 0.7267%, compared to 0.7281% under the Present Contract. The management fee rate remains the same under both the Present Contract and the Amended Contract until assets under FMR's management exceed $587 billion, at which point the management fee rate under the Amended Contract begins to decline relative to the Present Contract.

    The following chart compares the fund's management fee as calculated under the terms of the Present Contract for fiscal 1999 to the management fee the fund would have incurred if the Amended Contract had been in effect, and shows the difference between the two as a percentage of the management fee paid under the Present Contract.

     Present Contract            Amended Contract        Percentage Difference

        Management                  Management

           Fee*                        Fee

      $2,023,831                  $2,022,496                    (.07)%

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on August 1, 1999.

     The following chart compares the fund's management fee under the terms of the Present Contract for the twelve month period ended July 31, 2000 to the management fee the fund would have incurred if the Amended Contract had been in effect, and shows the difference between the two as a percentage of the management fee paid under the Present Contract.

     Present Contract            Amended Contract        Percentage Difference

        Management                  Management

           Fee*                        Fee

      $2,376,175                  $2,371,400                    (.20)%

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on August 1, 1999.

    MODIFICATION OF MANAGEMENT CONTRACT AMENDMENT PROVISIONS. The Amended Contract allows FMR and the Trust, on behalf of the fund, to amend the Management Contract subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the SEC. In contrast, the Present Contract explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Present Contract's amendment provisions will allow FMR and the Trust, on behalf of the fund, to amend the Management Contract without shareholder vote IF THE 1940 ACT PERMITS THEM TO DO SO. For example, under current interpretations of Section 15 of the 1940 Act, the Amended Contract would give FMR and the trust the ability to amend the Management Contract to immediately reflect a management fee decrease without the delay of having to first conduct a proxy solicitation, while a management fee increase still would require shareholder approval. In short, the proposed modification gives FMR and the trust added flexibility to amend the Management Contract subject to 1940 Act constraints. Of course, any future amendments to the Management Contract would require the approval of the fund's Board of Trustees.

    MATTERS CONSIDERED BY THE BOARD. The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Independent Trustees, believes that matters bearing on the appropriateness of the fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.

    The proposal to present the Amended Contract to shareholders was approved by the Board of Trustees of the fund, including all of the Independent Trustees, on July 15, 1999. The Board of Trustees considered and approved the modifications to the Group Fee Rate schedule during the two month period from September to October 1999. The Board of Trustees received materials relating to the Amended Contract in advance of the meeting at which the Amended Contract was considered, and had the opportunity to ask questions and request further information in connection with such consideration.

    INFORMATION RECEIVED BY THE INDEPENDENT TRUSTEES. In connection with their meetings the Trustees received materials specifically relating to the Amended Contract. These materials included (i) information on the investment performance of the fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of the fund, and (iii) the economic outlook and the general investment outlook in the markets in which the fund invests. The Board of Trustees and the Independent Trustees also consider periodically other material facts such as (1) FMR's results and financial condition, (2) arrangements in respect of the distribution of the fund's shares, (3) the procedures employed to determine the value of the fund's assets, (4) the allocation of the fund's brokerage, if any, including allocations to brokers affiliated with FMR, (5) FMR's management of the relationships with the fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with the fund's investment policies and restrictions and with policies on personal securities transactions and (7) the nature, cost and character of non-investment management services provided by FMR and its affiliates.

    In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the choice of performance indices and benchmarks, (c) the composition of peer groups of funds,
(d) transfer agency and bookkeeping fees paid to affiliates of FMR, (e) investment performance, (f) investment management staffing, (g) the potential for achieving further economies of scale, (h) operating expenses paid to third parties, and (i) the information furnished to investors, including the fund's shareholders.

    In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered. Matters considered by the Board of Trustees and the Independent Trustees in connection with their approval of the Amended Contract include the following:

    BENEFITS TO SHAREHOLDERS. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services. With regard to the proposed modification to the Present Contract's amendment provisions, the Board of Trustees and the Independent Trustees considered the benefit to shareholders of FMR's and the trust's increased flexibility (within 1940 Act constraints) to amend the Management Contract without the delays and potential costs of a proxy solicitation.

    INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees and the Independent Trustees considered whether the fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly the fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.

    FMR'S PERSONNEL AND METHODS. The Board of Trustees and the Independent Trustees review at least annually the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations and the senior management of Fidelity's fixed income group. Among other things they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.

    NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Present Contract and the Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians.

    EXPENSES. The Board of Trustees and the Independent Trustees considered the fund's expense ratio and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.

    PROFITABILITY. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including the fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of the fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of the fund and whether the amount of profit is a fair entrepreneurial profit for the management of the fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to the fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring marketing expenses.

    ECONOMIES OF SCALE. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that FMR's mutual fund business presents some limited opportunities to realize economies of scale and that these economies are being shared between fund shareholders and FMR in an appropriate manner. The Independent Trustees have also concluded that the existing group fee structure should be continued but determined that it would be appropriate to change the group fee structure as proposed herein.

    OTHER BENEFITS TO FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by the fund and the fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with the fund.

    CONCLUSION. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded (i) that the existing management fee structure is fair and reasonable and (ii) that the proposed modifications to the management fee structure, that is the reduction of the Group Fee Rate schedule and the proposed modification to the Present
Contract's amendment provisions, are in the best interest of the fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of the fund and recommends that shareholders of the fund vote FOR the Amended Contract. If approved, the Amended Contract will take effect on the first day of the first month following shareholder approval.

5.  TO APPROVE A SUB-ADVISORY AGREEMENT WITH FMR U.K. FOR THE FUND.

    In conjunction with its portfolio management responsibilities on behalf of the fund, FMR proposes to enter into sub-advisory agreements with affiliates whose offices are geographically dispersed around the world. To strengthen these relationships, the Board of Trustees proposes that shareholders of the fund approve a sub-advisory agreement (the Proposed Agreement) among FMR, FMR U.K. and the trust on behalf of the fund. The Proposed Agreement would allow FMR not only to receive investment advice and research services from FMR U.K., but also would permit FMR to grant FMR U.K. investment management authority if FMR believes it would be beneficial to the fund and its shareholders. Because FMR would pay all of FMR U.K.'s fees, the Proposed Agreement would not affect the fees paid by the fund to FMR.

    On July 15, 1999, the Board of Trustees agreed to submit the Proposed Agreement to shareholders of the fund pursuant to a unanimous vote of both the full Board of Trustees and those Trustees who were not "interested persons" of the trust or FMR. FMR provided substantial information to the Trustees to assist them in their deliberations. The Trustees determined that allowing FMR to receive investment advice and research services from FMR U.K. as well as to grant investment management authority to FMR U.K. would provide FMR increased flexibility in the assignment of portfolio managers and give the fund access to managers located abroad who may have more specialized expertise with respect to local companies and markets. Additionally, the Trustees believe that the fund and its shareholders may benefit from giving FMR, through FMR U.K., the ability to execute portfolio transactions from points in Europe that are physically closer to foreign issuers and the primary markets in which their securities are traded. Increasing FMR's proximity to foreign markets should enable the fund to participate more readily in full trading sessions on foreign exchanges, and to react more quickly to changing market conditions. A copy of the Proposed Agreement is attached to this proxy statement as Exhibit 3.

    FMR U.K., with its principal office in London, England, is a wholly-owned subsidiary of FMR established in 1986 to provide investment research to FMR with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.

    FMR U.K. may also provide investment advisory services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. Currently, FMR U.K.'s only client other than FMR is Fidelity International Limited (FIL), an affiliate of FMR organized under the laws of Bermuda. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities of issuers throughout the world. Edward C. Johnson 3d, President and a Trustee of the trust, is Chairman and a Director of FMR U.K., Chairman, and a Director of FIL, and a principal stockholder of both FIL and FMR. For more information on FMR U.K., see the section entitled "Activities and Management of FMR U.K. and FMR Far East" on page__.

    Under the Proposed Agreement, FMR U.K. could act as an investment consultant to FMR and could supply FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FMR U.K. would provide investment advice and research services with respect to issuers located outside of the United States focusing primarily on companies based in Europe. Under the Proposed Agreement with FMR U.K., FMR, NOT THE FUND, would pay FMR U.K.'s fee equal to 110% of its costs incurred for providing investment advice and research services.

    Under the Proposed Agreement, FMR could also grant investment management authority with respect to all or a portion of the fund's assets to FMR U.K. If FMR U.K. were to exercise investment management authority on behalf of the fund, it would be required, subject to the supervision of FMR, to direct the investments of the fund in accordance with the fund's investment objective, policies, and limitations as provided in the fund's prospectus or other governing instruments and such other limitations as the fund may impose by notice in writing to FMR or FMR U.K. If FMR grants investment management authority to FMR U.K. with respect to all or a portion of the fund's assets, FMR U.K. would be authorized to buy or sell stocks, bonds, and other securities for the fund subject to the overall supervision of FMR and the Board of Trustees. In addition, the Proposed Agreement would authorize FMR to delegate other Investment management services to FMR U.K., including, but not limited to, currency management services (including buying and selling currency options and entering into currency forward and futures contracts on behalf of the fund), other transactions in futures contracts and options, and borrowing or lending portfolio securities. If any of these investment management services were delegated, FMR U.K. would continue to be subject to the control and direction of FMR and the Board of Trustees and to be bound by the investment objective, policies, and limitations of the fund.

    THE PROPOSED AGREEMENT WOULD NOT INCREASE THE FEES PAID TO FMR BY THE FUND. To the extent that FMR granted investment management authority to FMR U.K., FMR would pay FMR U.K. 50% of its monthly management fee with respect to the average net assets managed on a discretionary basis by FMR U.K. for investment management.

    If approved by shareholders, the Proposed Agreement would take effect on December 1, 2000 (or, if later, the first day of the first month following approval) and would continue in force until June 30, 2001 and from year to year thereafter, but only as long as its continuance was approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund.

    The Proposed Agreement could be transferred to a successor of FMR U.K. without resulting in its termination and without shareholder approval, as long as the transfer did not constitute an assignment under applicable securities laws and regulations. The Proposed Agreement would be terminable on 60 days' written notice by either party to the agreement and the Proposed Agreement would terminate automatically in the event of its assignment.

    CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. If the Proposed Agreement is approved by shareholders, the Proposed Agreement will take effect on the first day of the first month following approval. If the Proposed Agreement is not approved, FMR will continue to manage the fund under its Management Contract with the flexibility to use sub-advisors, excluding Fidelity Investments Japan (FIJ), as previously approved.

6.  TO APPROVE A SUB-ADVISORY AGREEMENT WITH FMR FAR EAST FOR THE FUND.

    In conjunction with its portfolio management responsibilities on behalf of the fund, FMR proposes to enter into sub-advisory agreements with affiliates whose offices are geographically dispersed around the world. To strengthen these relationships, the Board of Trustees proposes that shareholders of the fund approve a sub-advisory agreement (the Proposed Agreement) among FMR, FMR Far East, and the trust on behalf of the fund. The Proposed Agreement would allow FMR not only to receive investment advice and research services from FMR Far East, but also would permit FMR to grant FMR Far East investment management authority if FMR believes it would be beneficial to the fund and its shareholders. Because FMR would pay all of FMR Far East's fees, the Proposed Agreement would not affect the fees paid by the fund to FMR.

    On July 15, 1999, the Board of Trustees agreed to submit the Proposed Agreement to shareholders of the fund pursuant to a unanimous vote of both the full Board of Trustees and those Trustees who were not "interested persons" of the trust or FMR. FMR provided substantial information to the Trustees to assist them in their deliberations. The Trustees determined that allowing FMR to receive investment advice and research services from FMR Far East as well as to grant investment management authority to FMR Far East would provide FMR increased flexibility in the assignment of portfolio managers and give the fund access to managers located abroad who may have more specialized expertise with respect to local companies and markets. Additionally, the Trustees believe that the fund and its shareholders may benefit from giving FMR, through FMR Far East, the ability to execute portfolio transactions from points in the Far East that are physically closer to foreign issuers and the primary markets in which their securities are traded. Increasing FMR's proximity to foreign markets should enable the fund to participate more readily in full trading sessions on foreign exchanges, and to react more quickly to changing market conditions. A copy of the Proposed Agreement is attached to this proxy statement as Exhibit 4.

    FMR Far East, is a wholly-owned subsidiary of FMR established in 1986 to provide investment research to FMR with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.

    FMR Far East may also provide investment advisory and management services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. Currently, FMR Far East's only client is FMR. Edward C. Johnson 3d, President and a Trustee of the trust, is Chairman and a Director of FMR Far East, and a principal stockholder of both FMR and Fidelity International Limited (FIL). For more information on FMR Far East, see the section entitled "Activities and Management of FMR U.K. and FMR Far East" on page__.

    Under the Proposed Agreement, FMR Far East could act as an investment consultant to FMR and could supply FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FMR Far East would provide investment advice and research services with respect to issuers located outside of the United States focusing primarily on companies based in the Far East. Under the Proposed Agreement with FMR Far East, FMR, NOT THE FUND, would pay FMR Far East's fee equal to 105% of its costs incurred for providing investment advice and research services. If this proposal is approved, FMR Far East, will in turn, enter into an agreement with FIJ, a wholly-owned subsidiary of FIL, to provide such investment research and portfolio management advice as FMR Far East reasonably requests. FMR Far East, not the fund, pays FIJ a sub-advisory fee equal to 100% of FIJ's costs incurred in connection with providing investment advice and research services.

    Under the Proposed Agreement, FMR could also grant investment management authority with respect to all or a portion of the fund's assets to FMR Far East. If FMR Far East were to exercise investment management authority on behalf of the fund, it would be required, subject to the supervision of FMR, to direct the investments of the fund in accordance with the fund's investment objective, policies, and limitations as provided in the fund's prospectus or other governing instruments and such other limitations as the fund may impose by notice in writing to FMR or FMR Far East. If FMR grants investment management authority to FMR Far East with respect to all or a portion of the fund's assets, FMR Far East would be authorized to buy or sell stocks, bonds, and other securities for the fund subject to the overall supervision of FMR and the Board of Trustees. In addition, the Proposed Agreement would authorize FMR to delegate other investment management services to FMR Far East, including, but not limited to, currency management services (including buying and selling currency options and entering into currency forward and futures contracts on behalf of the fund), other transactions in futures contracts and options, and borrowing or lending portfolio securities. If any of these investment management services were delegated, FMR Far East would continue to be subject to the control and direction of FMR and the Board of Trustees and to be bound by the investment objective, policies, and limitations of the fund.

    THE PROPOSED AGREEMENT WOULD NOT INCREASE THE FEES PAID TO FMR BY THE FUND. To the extent that FMR granted investment management authority to FMR Far East, FMR, NOT THE FUND, would pay FMR Far East a fee equal to 50% of its monthly management fee with respect to the fund's average net assets managed on a discretionary basis by FMR Far East.

    If approved by shareholders, the Proposed Agreement would take effect on December 1, 2000 (or, if later, the first day of the first month following approval) and would continue in force until June 30, 2001 and from year to year thereafter, but only as long as its continuance was approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund.

    The Proposed Agreement could be transferred to a successor of FMR Far East without resulting in its termination and without shareholder approval, as long as the transfer did not constitute an assignment under applicable securities laws and regulations. The Proposed Agreement would be terminable on 60 days' written notice by either party to the agreement and the Proposed Agreement would terminate automatically in the event of its assignment.

    CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. If the Proposed Agreement is approved by shareholders, the Proposed Agreement will take effect on the first day of the first month following approval. If the Proposed Agreement is not approved, FMR will consider alternative means of obtaining the investment services to be provided under the Proposed Agreement.

7. TO MODIFY THE FUND'S INVESTMENT OBJECTIVE AND ELIMINATE A FUNDAMENTAL INVESTMENT POLICY OF THE FUND.

         The Board of Trustees has approved, and recommends that the shareholders of the fund approve, a proposal that would modify the fund's investment objective and eliminate one of its fundamental investment policies. The proposal is intended to allow the fund to communicate more clearly its investment objective and strategies by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines. The modification to the fund's investment objective and the elimination of the fundamental investment policy are not expected to materially affect the way the fund is managed.

         The fund's investment objective and fundamental investment policy currently read as follows:

         Real Estate High Income Fund II seeks a high level of current income by investing primarily in commercial mortgage-backed securities and the securities of real estate investment trusts.

         Because the fund's investment objective and the foregoing policy are fundamental, they cannot be modified or eliminated without shareholder approval.

         If the proposal is approved, the fund's investment objective would read as follows (additional language is ((underlined)) and deleted language is [bracketed]):

         Real Estate High Income Fund II seeks a high level of current income [by investing primarily in commercial mortgage-backed securities and the securities of real estate investment trusts]. ((In seeking current income, the fund may also consider the potential for capital gain.))

         DISCUSSION OF PROPOSED MODIFICATIONS. Modifying the fund's investment objective and eliminating the foregoing fundamental investment policy will allow the fund to communicate more clearly its investment objective and investment strategies by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines. If the proposal is approved, the fund will continue to rely on its existing non-fundamental policy of investing at least 65% of its total assets in lower-quality real estate debt securities, including commercial mortgage-backed securities, and the securities of real estate investment trusts.

         Fundamental policies can be changed or eliminated only with shareholder approval, while non-fundamental policies can be changed or eliminated without shareholder approval. Changes in non-fundamental policies, however, are still subject to the supervision of the Board of

Trustees.   Modifying  the  fund's  investment  objective  and  eliminating  the fundamental investment policy as proposed is not expected to materially affect the way the fund is managed.

         CONCLUSION. The Board of Trustees has concluded that modifying the fund's investment objective and eliminating the fundamental policy as described above are in the best interests of the fund and its shareholders. The Trustees recommend voting FOR the proposal. If approved by shareholders, the changes will become effective when disclosure is revised to reflect them. If the proposal is not approved by the fund's shareholders, the fund's current investment objective and fundamental investment policy discussed above will not change.

8.  TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING
    UNDERWRITING.

    The fund's current fundamental investment limitation concerning underwriting states:

         The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

    The Trustees recommend that shareholders of the fund vote to replace this limitation with the following fundamental investment limitation governing underwriting (additional language is ((underlined))):

       The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities ((or in connection with investments in other investment companies));

    The primary purpose of the proposal is to clarify that the fund is not prohibited from investing in other investment companies, even if as a result of such investment, the fund is technically considered an underwriter under federal securities laws.

    The proposal also serves to conform the fund's fundamental investment limitation concerning underwriting to a limitation which is expected to become standard for all funds managed by FMR or its affiliates. If the proposal is approved, the new limitation may not be changed without the approval of shareholders.

    Adoption of the proposed limitation concerning underwriting is not expected to affect the way in which the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests.

    CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended fundamental limitation will become effective when disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of the fund, the fund's current limitation will remain unchanged.

9. TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE CONCENTRATION OF ITS INVESTMENTS IN A SINGLE INDUSTRY.

    The  fund's  current  fundamental   investment   limitation  concerning  the
concentration of its investments within a single industry states:

         The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that, under normal market conditions, the fund will invest more than 25% of its total assets in securities and instruments backed by real estate and real estate mortgages and securities of companies engaged in the real estate business, including interests in real estate investment trusts;

    The Trustees recommend that shareholders of the fund vote to replace this fundamental investment limitation with the following amended fundamental investment limitation governing concentration (additional language is ((underlined))):

         The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities((, or securities of other investment companies))) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that, under normal market conditions, the fund will invest more than 25% of its total assets in securities and instruments backed by real estate and real estate mortgages and securities of companies engaged in the real estate business, including interests in real estate investment trusts;

    The primary purpose of the proposal is to explicitly exclude investment companies from the fund's fundamental concentration limitation.

    FMR does not believe that investment companies should be treated as an industry for purposes of the fund's fundamental concentration limitation. Significant investments in investment companies do not expose the fund to the risk of any specific industry like significant investments in an industry such as financial services or real estate would.

    The proposal also serves to conform the fund's fundamental investment limitation concerning concentration to a limitation which is expected to become standard for all similar funds managed by FMR or its affiliates. If the proposal is approved, the new limitation may not be changed without the approval of shareholders.

    Adoption of the proposed limitation concerning concentration is not expected to affect the way in which the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests because currently, if the fund were to invest in certain open-end investment companies managed by FMR or an affiliate, FMR would treat the issuers of the underlying securities held by such open-end investment company as the issuer of such investment company for purposes of the fund's fundamental concentration limitation.

    CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended fundamental limitation will become effective when disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of the fund, the fund's current limitation will remain unchanged.

                                 OTHER BUSINESS

    The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

                        ACTIVITIES AND MANAGEMENT OF FMR

    FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies. Information concerning the advisory fees and average net assets of funds with investment objectives similar to Fidelity Real Estate High Income Fund II and advised by FMR is contained in the Table of Average Net Assets and Expense Ratios in Exhibit 5 beginning on page __.

    FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions that have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

    The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board and of the Executive Committee; Robert C. Pozen, President; Peter S. Lynch, Vice Chairman; and Abigail P. Johnson, Senior Vice President. With the exception of Ms. Johnson, each of the Directors is also a Trustee of the trust. Messrs. Johnson 3d, Pozen, John H. Costello, Eric D. Roiter, Robert A. Dwight, Robert A. Lawrence, Mark P. Snyderman, and Ms. Maria F. Dwyer are currently officers of the trust and officers or employees of FMR or FMR Corp. All of these persons hold or have options to acquire stock of FMR Corp. The principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.

    All of the stock of FMR is owned by its parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. Members of Mr. Edward C. Johnson 3d and Ms. Abigail P. Johnson's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.

    During the period January 1, 1999 through July 31, 2000 the following transaction was entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR Corp. The Peter S. Lynch Revocable Trust sold 60,566 shares of preferred stock of FMR Corp. to FMR Corp. for a cash payment of approximately $9 million and a promissory note in the amount of approximately $44 million.

          ACTIVITIES AND MANAGEMENT OF FMR U.K., FMR FAR EAST, AND FIJ

    FMR U.K. and FMR Far East are wholly-owned subsidiaries of FMR formed in 1986 to provide research and investment advice with respect to companies based outside the United States for certain funds for which FMR acts as investment adviser. FMR may grant FMR U.K. and FMR Far East investment management authority as well as authority to buy and sell securities for certain of the funds for which it acts as investment adviser, if FMR believes it would be beneficial to a fund. FIJ is a wholly-owned subsidiary of Fidelity International Limited, organized in Japan in 1986 to provide research and investment recommendations with respect to companies primarily based in Japan and other parts of Asia.

    Funds with investment objectives similar to Fidelity Real Estate High Income Fund II managed by FMR with respect to which FMR currently has sub-advisory agreements with either FMR U.K. or FMR Far East, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Expense Ratios in Exhibit 6 beginning on page __.

    The Directors of FMR U.K. and FMR Far East are Edward C. Johnson 3d, Chairman, and Robert C. Pozen, President. Mr. Johnson 3d also is President and a Trustee of the trust and other funds advised by FMR; Chairman and a Director of Fidelity Investments Money Management, Inc. (FIMM); Chairman, Chief Executive Officer, President, and a Director of FMR Corp.; and a Director and Chairman of the Board and of the Executive Committee of FMR. In addition, Mr. Pozen is Senior Vice President and a Trustee of the trust and of other funds advised by FMR; President and a Director of FMR; and President and a Director of FIMM. Each of the Directors is a stockholder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.

    The Directors of FIJ are Billy Wilder, President, Simon Haslam, Edward C. Johnson 3d, Noboru Kawai, Yasuo Kuramoto, Tetsuzo Nishimura, Takeshi Okazaki, and Hiroshi Yamashita. With the exception of Mr. Edward C. Johnson 3d, the principal business address of each of the Directors is 1-8-8 Shinkawa, Chuo-ku, Tokyo 104-0033, Japan. The principal business address of Mr. Edward C. Johnson 3d is 82 Devonshire Street, Boston, Massachusetts 02109.

                           PRESENT MANAGEMENT CONTRACT

    The fund employs FMR to furnish investment advisory and other services. Under its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical, and investment activities.

    In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal and state laws; developing management and shareholder services for the fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees. Services provided by affiliates of FMR will continue under the proposed management contract described in proposal 4.

    In addition to the management fee payable to FMR, the fund pays transfer agent and pricing and bookkeeping fees to Fidelity Service Company, Inc. (FSC), an affiliate of FMR, its transfer, dividend disbursing, and shareholder servicing agent. Although the fund's current management contract provides that the fund will pay for typesetting, printing and mailing prospectuses, statements of additional information, notices, and reports to shareholders, the trust, on behalf of the fund, has entered into a revised transfer agent agreement with FSC, pursuant to which FSC bears the costs of providing these services to existing shareholders. Other expenses paid by the fund include interest, taxes, brokerage commissions, and the fund's proportionate share of insurance premiums and Investment Company Institute dues. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

    Transfer   agent  fees  and  pricing   and   bookkeeping   fees,   including
reimbursement for out-of-pocket expenses, paid to FSC by the fund for fiscal 1999 amounted to $197,740.

    The fund also has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at net asset value per share. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

    FDC received no payments from the fund pursuant to a Distribution and Service Plan under Rule 12b-1. The Plan does not authorize payments by the fund other than those that are to be made to FMR under its management contract.

    FMR is the fund's manager pursuant to a management contract dated May 16, 1996, which was approved by FMR, as the then sole shareholder of the fund on May 16, 1996.

    For the services of FMR under the management contract, the fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

    The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts and is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown below on the left. The schedule below on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $826 billion of group net assets - the approximate level for December 1999 was 0.1267%, which is the weighted average of the respective fee rates for each level of group net assets up to $826 billion.

    On August 1, 1999, FMR voluntarily modified the breakpoints in the group fee rate schedule. The revised group fee rate schedule, depicted below, provides for lower management fee rates as FMR's assets under management increase.

        GROUP FEE RATE SCHEDULE                EFFECTIVE ANNUAL FEE RATES

  Average Group              Annualized         Group Net       Effective Annual
      Assets                    Rate            Assets             Fee Rate
      ------                    ----            ------             --------
       0     - $3 billion       .3700%          $1 billion         .3700%
       3     - 6                .3400              50              .2188
       6     - 9                .3100             100              .1869
       9     - 12               .2800             150              .1736
      12   - 15                 .2500             200              .1652
      15   - 18                 .2200             250              .1587
      18   - 21                 .2000             300              .1536
      21   - 24                 .1900             350              .1494
      24   - 30                 .1800             400              .1459
      30   - 36                 .1750             450              .1427
      36   - 42                 .1700             500              .1399
      42   - 48                 .1650             550              .1372
      48   - 66                 .1600             600              .1349
      66   - 84                 .1550             650              .1328
      84   - 120                .1500             700              .1309
     120 - 156                  .1450             750              .1291
     156 - 192                  .1400             800              .1275
     192 - 228                  .1350             850              .1260
     228 - 264                  .1300             900              .1246
     264 - 300                  .1275             950              .1233
     300 - 336                  .1250           1,000              .1220
     336 - 372                  .1225           1,050              .1209
     372 - 408                  .1200           1,100              .1197
     408 - 444                  .1175           1,150              .1187
     444 - 480                  .1150           1,200              .1177
     480 - 516                  .1125           1,250              .1167
     516 - 587                  .1100           1,300              .1158
     587 - 646                  .1080           1,350              .1149
     646 - 711                  .1060           1,400              .1141
     711 - 782                  .1040
     782 - 860                  .1020
     860 - 946                  .1000
     946 - 1,041                .0980
   1,041 - 1,145                .0960
   1,145 - 1,260                .0940
     Over 1,260                 .0920

            The fund's individual fund fee rate is 0.60%. Based on the average group net assets of the funds advised by FMR for December 1999, the fund's annual management fee rate would be calculated as follows:

  Group Fee         Individual Fund        Management
    Rate                Fee Rate            Fee Rate
    ----                --------            --------
   .1267%        +      .6000%       =        .7267%

    One-twelfth of this annual management fee rate is applied to the fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.

    During the fiscal year ended 1999 FMR received $2,022,496 for its services as investment adviser to the fund. This fee was equivalent to 0.73% of the average net assets of the fund.

    FMR may, from time to time, voluntarily agree to reimburse all or a portion of the fund's total operating expenses (exclusive of interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year. This arrangement can be discontinued by FMR at any time.

                             PORTFOLIO TRANSACTIONS

    All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by FMR pursuant to authority contained in the fund's management contract.

    FMR may place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services (Japan) LLC (FBSJ), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. FMR may also place agency transactions with REDIBook ECN LLC (REDIBook), an electronic communication network (ECN) in which a wholly-owned subsidiary of FMR Corp. has an equity ownership interest, if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.

    During the fiscal year ended December 31, 1999, the fund paid brokerage commissions of $26,424 to NFSC. During the fiscal year ended December 31, 1999, this amounted to approximately 3.79% of the aggregate brokerage commissions paid by the fund.

                   SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

    The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109.

                       NOTICE TO BANKS, BROKER-DEALERS AND
                       VOTING TRUSTEES AND THEIR NOMINEES

    Please advise the trust, in care of Client Services at 1-617-563-6414, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Report you wish to receive in order to supply copies to the beneficial owners of the respective shares.